SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                  FORM 8-K/A-3

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

  Date of Report: (Date of earliest event reported): June 5, 2000 (Dec 2, 1999)

                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)

       DELAWARE                     0-15905                    73-1268729
(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                          Identification No.)

                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)




                               (NOT APPLICABLE)
        (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a) Pro Forma Information

      The Form 8-K/A-3 amends the Form 8-K filed by Blue Dolphin Energy Company, a Delaware corporation (the "Company"), filed on December 17, 1999 and is filed to update the pro forma financial information included the Company's Form 8-K/A-2 filed on February 16, 2000.

                 BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

Introduction

      The following unaudited pro forma condensed financial statement for Blue Dolphin Energy Company (the "Company") give effect to (i) the purchase of a 75% ownership interest in American Resources Offshore Inc. ("ARO"), (ii) the private placement of 1,016,718 shares of the Company's $.01 par value common stock and
(iii) the issuance of a $1,000,000 convertible promissory note due June 1, 2000.

      The pro forma financial information is presented for illustrative purposes only and does not purport to represent what the Company's results actually would have been if such events had occurred at the dates indicated, nor does such information purport to project the results of operations for any future period or as of any future date. The pro forma condensed financial information should be read in conjunction with the notes thereto together with the Company's financial statements and the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations," all appearing in the Company's Report on Form 10-K for the year ended December 31, 1999, and in the Company's report on Form 10-Q for the quarter ended March 31, 2000.

      The unaudited Pro Forma Condensed Statement of Operations for the three months ended March 31, 1999 assumed that the transactions were effected on January 1, 1999.

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                        THREE MONTHS ENDED MARCH 31, 1999


                                                                                           ADJUSTMENTS

                                                                    --------------------------------------------------------
                                                                     UNAUDITED        DEBIT         CREDIT        PRO FORMA
                                                                    -----------    -----------    -----------    -----------
Revenue from operations:
   Pipeline operations ..........................................   $   435,855                                      435,855
   Oil and gas sales and operating fees .........................       148,587                     1,249,105      1,397,692
   Management fees ..............................................        70,425                                       70,425
                                                                    -----------                                  -----------
         Revenue from operations ................................       654,867                                    1,903,972
                                                                    -----------                                  -----------
Cost of operations:
   Pipeline operating expenses ..................................       209,493                                      209,494
   Lease operating expenses .....................................       296,504        199,270                       495,774
   Depletion, depreciation and amortization .....................       101,107        732,548                       833,655
   General and administrative expenses ..........................       547,733        121,000                       668,733
                                                                    -----------                                  -----------
         Cost of operations .....................................     1,154,837                                    2,207,656
                                                                    -----------                                  -----------
         Income (loss) from operations ..........................      (499,970)                                    (303,684)

Other income (expense):
   Interest expense .............................................       (59,318)                                     (59,318)
   Gain on sale of assets .......................................     2,068,986                                    2,068,986
   Interest and other income ....................................        13,660                         1,986         15,646
                                                                    -----------                                  -----------
         Income before income taxes and cumulative
         effect of a change in an accounting principle ..........     1,523,358                                    1,721,630
Minority interest ...............................................                      (49,568)                      (49,568)

Provision for income taxes ......................................      (518,191)       (50,559)                     (568,750)
                                                                    -----------                                  -----------
         Income before cumulative effect of a
         change in an accounting principle ......................     1,005,167                                    1,103,312

Cummulative effect at January 1, 1999 of a change in
accounting principle for start up cost, net of income tax
benefit of $41,480 ..............................................       (80,334)                                     (80,334)
                                                                    -----------                                  -----------
Net income ......................................................   $   924,833                                    1,022,978
                                                                    ===========                                  ===========
Earnings per common share-basic:
    Income before accounting change .............................   $      0.22                                         0.24
    Cumulative effect of a change in accounting principle .......         (0.02)                                       (0.02)
                                                                    -----------                                  -----------
    Net income ..................................................   $      0.20                                         0.23
                                                                    ===========                                  ===========
Earnings per common share-diluted:
    Income before accounting change .............................   $      0.22                                         0.24
    Cumulative effect of a change in accounting principle .......         (0.02)                                       (0.02)
                                                                    -----------                                  -----------
    Net income ..................................................   $      0.20                                         0.23
                                                                    ===========                                  ===========
Earnings (loss) per share:


Weighted average number of common shares outstanding and dilutive potential common shares:

     Basic ......................................................     4,517,960                                    4,517,960
                                                                    ===========                                  ===========
     Diluted ....................................................     4,544,895                                    4,544,895
                                                                    ===========                                  ===========

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                           THREE MONTHS ENDED MARCH 31


                                                                                                       2000                 1999
                                                                                                    UNAUDITED            PRO FORMA
                                                                                                   -----------          -----------
Revenue from operations:
   Pipeline operations ...................................................................         $   470,846              435,855
   Oil and gas sales and operating fees ..................................................           1,113,935            1,397,692
   Management fees .......................................................................             203,850               70,425
                                                                                                   -----------          -----------
         Revenue from operations .........................................................           1,788,631            1,833,547
                                                                                                   -----------          -----------
Cost of operations:
   Pipeline operating expenses ...........................................................             240,993              209,494
   Lease operating expenses ..............................................................             283,588              495,774
   Depletion, depreciation and amortization ..............................................             456,270              833,655
   General and administrative expenses ...................................................             702,385              598,308
                                                                                                   -----------          -----------
         Cost of operations ..............................................................           1,683,236            2,137,231
                                                                                                   -----------          -----------
         Income (loss) from operations ...................................................             105,395             (303,684)

Other income (expense):
   Interest expense ......................................................................             (23,895)             (59,318)
   Gain on sale of assets ................................................................                --              2,068,986
   Interest and other income .............................................................               3,124               15,646
                                                                                                   -----------          -----------
         Income before income taxes and cumulative
         effect of a change in an accounting principle ...................................              84,624            1,721,630
Minority interest ........................................................................             (31,786)             (49,568)

Provision for income taxes ...............................................................                --               (568,750)
                                                                                                   -----------          -----------
         Income before cumulative effect of a
         change in an accounting principle ...............................................              52,838            1,103,312
                                                                                                   -----------          -----------
Cummulative effect at January 1, 1999 of a change in
accounting principle for start up cost, net of income tax
benefit of $41,480 .......................................................................                --                (80,334)
                                                                                                   -----------          -----------
Net income ...............................................................................         $    52,838            1,022,978
                                                                                                   ===========          ===========
Earnings per common share-basic:
    Income before accounting change ......................................................         $      0.01                 0.24
    Cumulative effect of a change in accounting principle ................................                --                  (0.02)
                                                                                                   -----------          -----------
    Net income ...........................................................................         $      0.01                 0.23
                                                                                                   ===========          ===========
Earnings per common share-diluted:
    Income before accounting change ......................................................         $      0.01                 0.24
    Cumulative effect of a change in accounting principle ................................                --                  (0.02)
                                                                                                   -----------          -----------
    Net income ...........................................................................         $      0.01                 0.23
                                                                                                   ===========          ===========
Earnings (loss) per share:


Weighted average number of common shares outstanding and dilutive potential common shares:

     Basic ...............................................................................           5,950,880            4,517,960
                                                                                                   ===========          ===========
     Diluted .............................................................................           6,020,721            4,544,895
                                                                                                   ===========          ===========

                 BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

              NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

(1) The Company purchased a 75% ownership interest in ARO for approximately $4,500,000.

(2) The Company completed a $7,100,000 private placement consisting of 1,016,718 shares of its common stock and $1,000,000 convertible promissory note, to fund the acquisition of ARO. Approximately $1,900,000 of the private placement was provided by the holders of the Company's promissory notes due December 31, 2000, tendering their promissory notes in exchange for common stock. The common stock was sold at $6.00 per share.

(3) Revenues and expense associated with ARO are based on the Pro Forma Financial Statements prepared by ARO for the periods presented

(4) The general and administrative expenses reported by ARO reflects the payment by ARO to a wholly owned subsidiary of the Company of $83,333 per month for management and administrative services. The $250,000 is eliminated from the Company's Pro Forma Statement of Operations for the three months ended March 31, 1999.

            (b) Exhibits

            99.1* Investment Agreement, as amended, by and between American
                  Resources Offshore, Inc. and Blue Dolphin Exploration Company.

            99.2* The financial statements contained in American Resources
                  Offshore, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission (the "SEC") on April 16, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the SEC on November 15, 1999.

* Previously filed.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BLUE DOLPHIN ENERGY COMPANY


Date: June 5, 2000                        By:   /S/ G. BRIAN LLOYD
                                              ----------------------------------
                                                G. Brian Lloyd
                                                Vice President, Treasurer

                               INDEX TO EXHIBITS

EXHIBIT                 DESCRIPTION OF EXHIBIT

99.1* Investment Agreement, as amended, by and between American Resources Offshore, Inc. and Blue Dolphin Exploration Company (incorporated by reference from the Company's Schedule 13D filed with the Securities and Exchange Commission on October 22, 1999).

99.2* The financial statements contained in American Resources Offshore, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission (the "SEC") on April 16, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the SEC on November 15, 1999.

*Previously filed.